UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

July 1, 2011

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER      0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01.                      Other Events

On July 1, 2011, Astro-Med, Inc. (the “Registrant”) announced that Albert W. Ondis, founder and recently retired Chairman and Chief Executive Officer of the Registrant had died.

A copy of the Registrant’s press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                       Exhibit

99.1                  Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date July 1, 2011	By:	/s/ Everett V. Pizzuti
Everett V. Pizzuti
President and Chief Executive Officer